UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2017

Tiger Oil & Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-141875	20-5936198
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7230 Indian Creek Ln. Ste. 201, Las Vegas, NV 89149
(Address of principal executive offices) (Zip Code)

702-336-0356
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01    Change in Registrant's Certifying Accountant.

(a)    Resignation of Independent Registered Public Accounting Firm.

On January 1, 2017, the accounting firm of Sadler, Gibb & Associates (“Sadler Gibb”) resigned as the Company's independent registered public accounting firm.

The audit reports of Sadler Gibb on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2015 and December 31, 2014 and during the subsequent interim period from January 1, 20116 through December 31, 2016, (i) there were no disagreements with Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Sadler Gibb’s satisfaction, would have caused Sadler Gibb to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sadler Gibb with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of Sadler Gibb's letter dated April 12, 2017 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On April 10, 2017, the Audit Committee engaged Pinaki & Associates, LLC ("Pinaki") as the Company's independent registered public accounting firm for the year ending December 31, 2016.

During the two most recent fiscal years ended December 31, 2015 and December 31, 2014 and during the subsequent interim period from January 1, 2016 through December 31, 2016, neither the Company nor anyone on its behalf consulted Pinaki regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Pinaki concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

ITEM 9.01    Financial Statements and Exhibits.

Exhibit 16.1:    Letter from Sadler Gibb & Associates dated April 12, 2017 to the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tiger Oil and Energy, Inc.

Registrant

/s/ Kenneth B. Liebscher

Kenneth B. Liebscher

President and Chief Executive Officer

Date: April 12, 2017

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